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EXHIBIT 24.1

POWER OF ATTORNEY OF SAMUEL J. PALMISANO

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board, President and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 50,000,000 shares of capital stock of the Corporation or other interests issuable under the Corporation's 2003 Employees Stock Purchase Plan, hereby constitute and appoint Edward M. Lineen, John R. Joyce, Robert F. Woods, Jesse J. Greene, Jr., Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 2003.

/s/ SAMUEL J. PALMISANO Samuel J. Palmisano Chairman of the Board, President and Chief Executive Officer

POWER OF ATTORNEY OF JOHN R. JOYCE

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 50,000,000 shares of capital stock of the Corporation or other interests issuable under the Corporation's 2003 Employees Stock Purchase Plan, hereby constitute and appoint Samuel J. Palmisano, Edward M. Lineen, Robert F. Woods, Jesse J. Greene, Jr., Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 2003.

/s/ JOHN R. JOYCE John R. Joyce Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY OF ROBERT F. WOODS

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 50,000,000 shares of capital stock of the Corporation or other interests issuable under the Corporation's 2003 Employees Stock Purchase Plan, hereby constitute and appoint Samuel J. Palmisano, Edward M. Lineen, John R. Joyce, Jesse J. Greene, Jr., Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 2003.

/s/ ROBERT F. WOODS Robert F. Woods Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 50,000,000 shares of capital stock of the Corporation or other interests issuable under the Corporation's 2003 Employees Stock Purchase Plan, hereby constitute and appoint Samuel J. Palmisano, Edward M. Lineen, John R. Joyce, Robert F. Woods, Jesse J. Greene, Jr., Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 2003.

/s/ CATHLEEN BLACK Cathleen Black Director
/s/ KENNETH I. CHENAULT Kenneth I. Chenault Director
/s/ NANNERL O. KEOHANE Nannerl O. Keohane Director
/s/ CHARLES F. KNIGHT Charles F. Knight Director
/s/ LUCIO A. NOTO Lucio A. Noto Director
/s/ JOHN B. SLAUGHTER John B. Slaughter Director
/s/ SIDNEY TAUREL Sidney Taurel Director

/s/ ALEX TROTMAN Alex Trotman Director
/s/ CHARLES M. VEST Charles M. Vest Director

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  EXHIBIT 24.1